UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2019
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware		000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street,	Suite 2800
Chicago,	Illinois		60661
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	NASDAQ	Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On December 13, 2019, LKQ Corporation (the "Company") issued a press release announcing that it delivered a notice of early redemption to the holders of the Company's $600 million 4.75% Senior Notes due 2023 (the "Notes"), pursuant to the Indenture, dated as of May 9, 2013 (the "Indenture"), among LKQ Corporation, certain of its subsidiaries, the trustee, paying agent, transfer agent and registrar. The redemption date is scheduled for January 10, 2020 (the "Redemption Date"), subject to the Company having sufficient financing available on the Redemption Date to pay the redemption price. In accordance with the terms and conditions of the Indenture, all of the Notes will be redeemed at a redemption price equal to 101.583% of the principal amount of the Notes plus accrued and unpaid interest thereon to, but not including, the Redemption Date.
This report does not constitute a notice of redemption under the optional redemption provisions of the Indenture, nor does it constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
A copy of the December 13, 2019 press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated December 13, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 16, 2019

LKQ CORPORATION

By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer